                                                                    EXHIBIT 10.2

                                 LEASE AGREEMENT
                                      (Net)

THIS LEASE AGREEMENT  ("LEASE") is made between Patrick Airport Business Center,
LLC, a Delaware limited liability company  ("LANDLORD"),  and VM Direct,  LLC, a
Nevada limited liability company ("TENANT"), as of September 15, 2005 (the "DATE
OF THIS LEASE").

                             BASIC LEASE INFORMATION

DESCRIPTION OF PREMISES: 3035 Patrick Lane, Suite 10-B, Las Vegas, Nevada 89120,
(the  PREMISES as shown on EXHIBIT A),  consisting of  approximately  749 square feet within Building I (the "BUILDING") of Landlord's  multi-tenant  development
known  as  Patrick   Airport   Business   Center  (the   "PROJECT").   "Tenant's
Proportionate  Share" (a) of the Building is 1.922% and/or (b) of the Project is
0.677%.

PERMITTED USE:  Tenant shall utilize the Premises for  warehousing of a computer server for an Internet  marketing  company focused on the use of streaming media and for no other purpose.

INITIAL LEASE TERM: Seventeen (17) months          EARLY OCCUPANCY DATA: N/A

SCHEDULED COMMENCEMENT DATE: September 1, 2005     SCHEDULED EXPIRATION DATE:
                                                   January 31, 2007

BASE RENT, OPERATING EXPENSES AND SECURITY DEPOSIT:

(a)      Base Rent due pursuant to Paragraph 3:
         September 1, 2005 through August 31, 2006 $412.00 per month
         September 1, 2006 through January 31, 2007 $428.00 per month

(b)      Tenant's  Proportionate  Share Estimated Operating Expenses pursuant to
         Paragraph 4.2: $150.00 per month

(c)      Security Deposit pursuant to Paragraph 6: $428.00

(d)      Monthly HVAC Service  Charge  pursuant to Paragraph  7.1.2:  $00.00 per month

NOTICE          NOTICE TO LANDLORD:                              NOTICE TO TENANT:
ADDRESSES:      Patrick Airport Commerce Center, LLC             VM Direct, LLC
                3111 South Valley View Blvd., Suite K-101        3035 E. Patrick Lane, Suite 440
                Las Vegas, Nevada 89102                          Las Vegas, Nevada 89120
                Attn: Property Manager                           Attn: Craig Ellins
                Fax: (702) 368-2930                              Fax: (702) 967-0989

BILLING AND     LOCKBOX REMITTANCE TO LANDLORD:                  BILLING TO TENANT:
PAYMENT         Patrick Airport Center                           VM Direct, LLC
ADDRESSES:      Unit No. 73                                      3035 E. Patrick Lane, Suite 4-10
                P O Box 5000                                     Las Vegas, Nevada 89120
                Portland, Oregon 97208- 5000                     Attn: Craig Ellins Fax:(702)967-0989

TENANT'S TAXPAYER ID #: 88-0514727

GUARANTOR: NONE       (If any, see EXHIBIT G)

TENANT CONTACT: Craig Ellins   Telephone: (702) 938-9300    Fax: (702) 967-0989

IN WITNESS WHEREOF,  the parties hereto have executed this Lease,  consisting of the foregoing  Basic Lease  Information,  the following  PARAGRAPHS 1 THROUGH 29
(the  "STANDARD  LEASE  PROVISIONS")  and  EXHIBITS  A   (PREMISES/PROJECT),   B
(INSURANCE),  C  (SIGNAGE  CRITERIA),  D  (INTENTIONALLY  OMITTED),  E  (RULES &
REGULATIONS)  F  (INTENTIONALLY  OMITTED) and G  (INTENTIONALLY  OMITTED) all of
which are incorporated herein by this reference (collectively, this "LEASE"). In the event of any conflict between the provisions of the Basic Lease  Information and  the  provisions  of the  Standard  Lease  Provisions,  the  Standard  Lease
Provisions shall control.

LANDLORD                                     TENANT
Patrick Airport Business Center, LLC, a      VM Direct, a Nevada limited
Delaware limited liability company           liability company

By: Harsch Investment Properties             By: /s/ Amy Black
    Managements, LLC                             -------------------------------
    Its Manager                                  Amy Black
                                                 President
By:
    -----------------------------------

Name:
      ---------------------------------

Title:
       --------------------------------

                            STANDARD LEASE PROVISIONS
                                      (NET)

1.       PREMISES.  Landlord  hereby  leases to Tenant and Tenant  hereby leases from  Landlord,  subject to the  following  terms and  conditions,  the
         Premises  located  in the  Project  and  described  in the Basic  Lease
         Information and shown on the attached Exhibit A. Landlord  reserves the right to make such changes,  additions  and/or deletions to the Project and/or the common areas and parking or other  facilities  thereof as it shall determine from time to time.

2.       TERM.

         2.1.     Unless  delayed or sooner  terminated in accordance  herewith, the term of this Lease (the  "TERM")  shall be as set forth in the Basic Lease  Information.  If the Term  Commencement  Date
                  (defined  below)  is not the first  day of a  calendar  month, there shall be added to the Term the partial  month  ("PARTIAL
                  LEASE MONTH") from the Term Commencement Date through the last day of that calendar month  containing  the Term  Commencement
                  Date.

         2.2.     The Term  shall  commence  as  specified  in the  Basic  Lease
                  Information on the Scheduled Term Commencement Date unless the
                  Landlord  has not  delivered  the  Premises  to Tenant by that date. In the latter event, the Term Commencement Date shall be the  earlier of the date  Landlord  delivers  the  Premises to
                  Tenant or the date Tenant takes possession or commences use of
                  any  portion  of  the  Premises   for  any  business   purpose
                  (including   moving  in).  If  this  Lease   contemplates  the
                  construction  of  tenant   improvements  in  the  Premises  by
                  Landlord,  Landlord  shall be  deemed  to have  delivered  the
                  Premises to Tenant on the date determined by Landlord's  space planner to be the date of  substantial  completion of the work to be  performed  by  Landlord  (as  described  in the  Tenant
                  Improvement Agreement,  if any, attached hereto as EXHIBIT D).
                  Tenant  acknowledges that Tenant has inspected and accepts the
                  Premises  in  their  present  condition,   "AS-IS"  (WITH  ALL
                  FAULTS),  except  for  tenant  improvements  (if  any)  to  be constructed by Landlord in the Premises.

         2.3.     This  Lease  shall be a binding  contractual  obligation  upon
                  execution   and  delivery   hereof  by  Landlord  and  Tenant,
                  notwithstanding  the later  commencement  of the Term.  If the
                  Term  Commencement  Date is  delayed,  this Lease shall not be void or  voidable,  the Term shall not be extended  (except as provided in  Paragraphs  2.1 & 2.2, and Landlord  shall not be liable to Tenant for any loss or damage  resulting  therefrom;
                  provided that Tenant shall not be liable for any Rent (defined below) for any period prior to the Term Commencement Date.

         2.4.     Upon full  execution and delivery of this Lease and receipt by
                  Landlord of satisfactory  evidence of Tenant's compliance with the insurance provisions of the Lease, Tenant may be permitted to occupy the Premises prior to the Term  Commencement Date to install  furniture,  fixtures  and the like.  Early  occupancy shall not advance the expiration date of the Lease and no Base
                  Rent shall be payable, but Tenant shall be responsible for any separately  metered  utility  usage  and  bound  by all  other
                  provisions  of  the  Lease,  including,   without  limitation,
                  Additional Rent (defined below). During any early occupancy or other period in which  Landlord and Tenant are  simultaneously occupying and/or  performing work in the Premises,  Landlord's construction  supervisor  shall be  authorized  to resolve any conflicts as to scheduling, access or the like.

3.       RENT; PAYMENT OF ADDITIONAL RENT; OPERATING EXPENSES.

         3.1.     Subject to the  provisions of this  Paragraph 3, Tenant agrees to pay  during  the  Term as rent  for the  Premises  the sums specified in the Basic Lease  Information  (as increased  from time to time as provided in the Basic Lease  Information or as may  otherwise  be provided in this Lease) (the "BASE  RENT").
                  Base   Rent   shall  be   payable   in   consecutive   monthly
                  installments,   in  advance,  without  prior  notice,  demand,
                  deduction or offset,  commencing on the Term Commencement Date and  continuing  on the  first  day  of  each  calendar  month thereafter,  except that the first full monthly installment of
                  Base Rent shall be payable  upon  Tenant's  execution  of this
                  Lease. If the Term Commencement Date is not the first day of a calendar month, then the Base Rent for the Partial Lease Month shall be prorated based on a 30-day month and shall be payable on the  first day of the  calendar  month  following  the Term
                  Commencement Date.

         3.2.     All monies to be paid by Tenant hereunder,  including Tenant's
                  Proportionate  Share of  Operating  Expenses as  specified  in
                  Paragraph 4 (estimated and/or revised), and all other amounts,
                  fees,   payments  or  charges  payable   hereunder  by  Tenant
                  (collectively,  "ADDITIONAL  RENT"),  together with Base Rent, shall (i) each  constitute  rent payable  hereunder (and shall sometimes  collectively be referred to herein as "RENT"), (ii)
                  be payable to  Landlord in lawful  money of the United  States when due without any prior demand  therefor,  except as may be expressly provided to the contrary herein, (iii) be payable to
                  Landlord  at  Landlord's  Remittance  Address set forth in the
                  Basic  Lease  Information  or to such other  person or to such other place as  Landlord  may from time to time  designate  in writing to Tenant,  and (iv) if applicable,  be prorated based upon a 30 day month for any partial month.

4.       OPERATING EXPENSES.

         4.1.     OPERATING  EXPENSES.  In addition to the Base Rent required to be  paid  hereunder,  Tenant  shall  pay as  Additional  Rent,
                  Tenant's  Proportionate  Share of the Building  and/or Project
                  (as applicable), as defined in the Basic Lease Information, of
                  Operating  Expenses  (defined  below) in the  manner set forth below.  Landlord and Tenant  acknowledge that if the number of buildings which constitute the Project increases or decreases, or if  physical  changes  are made to the  Premises,  Building and/or Project or the  configuration of any thereof,  Landlord may at its discretion reasonably adjust Tenant's Proportionate
                  Share of the  Building  and/or  Project to reflect the change.
                  Landlord's  determination of Tenant's  Proportionate  Share of
                  the  Building  and/or  Project  shall  be  conclusive   absent
                  manifest error.  "Operating  Expenses" shall mean all expenses and costs of every kind and nature which Landlord shall pay or become  obligated to pay, because of or in connection with the
                  ownership,  management,   maintenance,  repair,  preservation,
                  replacement  and operation of the Building  and/or Project and its supporting  facilities and such additional  facilities now and in subsequent years as may be determined by Landlord to be necessary  or desirable  to the  Building  and/or  Project (as determined in a reasonable  manner) other than those  expenses and costs  which are  specifically  attributable  to Tenant or which  are  expressly  made the  financial  responsibility  of
                  Landlord  or  specific  tenants  of the  Building  or  Project pursuant to this Lease.  Operating Expenses shall include, but are not limited to, the following:

                  4.1.1.   TAXES.  All  real  property  taxes  and  assessments,
                           possessory  interest  taxes,  sales  taxes,  personal
                           property  taxes,  business or license  taxes or fees,
                           gross  receipts  taxes,  service  payments in lieu of
                           such taxes or fees, annual or periodic license or use
                           fees,   excises,    transit   charges,    and   other
                           impositions,   general  and  special,   ordinary  and
                           extraordinary, unforeseen as well as foreseen, of any
                           kind  (including  fees  "in-lieu"  of any such tax or
                           assessment)  which  are  now or  hereafter  assessed,
                           levied, charged,  confirmed, or imposed by any public
                           authority  upon  the  Landlord,   Building,   or  the
                           Project,  its  operations or the Rent (or any portion
                           or component thereof),  or any tax, assessment or fee
                           imposed in substitution, partially or totally, of any
                           of the above.  Operating  Expenses shall also include
                           any taxes, assessments,  reassessments, or other fees
                           or  impositions  with  respect  to  the  development,
                           leasing, management, maintenance, alteration, repair,
                           use or occupancy by Tenant of the Premises,  Building
                           or Project or any portion thereof, including, without
                           limitation,  by or  for  Tenant,  and  all  increases
                           therein  or   reassessments   thereof   whether   the
                           increases or reassessments result from increased rate
                           and/or  valuation  (whether  upon a  transfer  of the
                           Building  or  Project or any  portion  thereof or any
                           interest therein or for any other reason).  Operating
                           Expenses  shall  not  include  inheritance  or estate
                           taxes  imposed upon or assessed  against the interest
                           of any person in the Project,  or taxes computed upon
                           the  basis of the net  income  of any  owners  of any
                           interest  in the  Project.  If it shall not be lawful
                           for Tenant to reimburse  Landlord for all or any part
                           of such taxes, the monthly rental payable to Landlord
                           under this Lease shall be revised to net Landlord the
                           same net rental after imposition of any such taxes by
                           Landlord as would have been payable to Landlord prior
                           to the payment of any such taxes.

                  4.1.2.   Insurance.   All   insurance   premiums   and  costs,
                           including,   but  not  limited  to,  any   deductible
                           amounts,   premiums  and  other  costs  of  insurance
                           incurred by  Landlord,  including  for the  insurance
                           coverage required under Paragraph 11.1 herein.

                  4.1.3.   Common Area Maintenance.

                           4.1.3.1. Repairs,     replacements,    and    general
                                    maintenance  of and  for  the  Building  and
                                    Project  and  public  and  common  areas and
                                    facilities  of and  comprising  the Building
                                    and Project,  including, but not limited to,
                                    the  roof  and  roof  membrane,   elevators,
                                    mechanical   rooms,   alarm  systems,   pest
                                    extermination, landscaped areas, parking and
                                    service areas, driveways,  sidewalks,  truck
                                    staging   areas,   rail  spur  areas,   fire
                                    sprinkler systems,  sanitary and storm sewer
                                    lines,           utility           services,
                                    heating/ventilation/air         conditioning
                                    systems,  electrical,  mechanical  or  other
                                    systems,   telephone  equipment  and  wiring
                                    servicing, plumbing, lighting, and any other
                                    items or areas which affect the operation or
                                    appearance of the Building or Project, which
                                    determination   shall   be   at   Landlord's
                                    discretion,  except for:  those items to the
                                    extent   paid   for  by  the   proceeds   of
                                    insurance;   and  those  items  attributable
                                    solely or jointly to specific tenants of the
                                    Building or Project.

                           4.1.3.2. Repairs,     replacements,    and    general
                                    maintenance  shall  include  the cost of any
                                    improvements  made to or assets acquired for
                                    the Project or Building  that in  Landlord's
                                    discretion  may reduce  any other  Operating
                                    Expenses, including present or future repair
                                    work,  are  reasonably   necessary  for  the
                                    health  and safety of the  occupants  of the
                                    Building or Project, or for the operation of
                                    the   Building    systems,    services   and
                                    equipment,  or are  required  to comply with
                                    any  Regulation,  such  costs  or  allocable
                                    portions  thereof to be amortized  over such
                                    reasonable    period   as   Landlord   shall
                                    determine,  together  with  interest  on the
                                    unamortized balance.

                           4.1.3.3. Payment under or for any casement,  license,
                                    permit,  operating  agreement,  declaration,
                                    restrictive  covenant or instrument relating
                                    to the Building or Project.

                           4.1.3.4. All expenses and rental  related to services
                                    and  costs  of   supplies,   materials   and
                                    equipment  used in  operating,  managing and
                                    maintaining   the  Premises,   Building  and
                                    Project,   the  equipment  therein  and  the
                                    adjacent sidewalks,  driveways,  parking and
                                    service    areas,     including,     without
                                    limitation,   expenses  related  to  service
                                    agreements  regarding  security,   fire  and
                                    other alarm systems,  janitorial services to
                                    the extent  not  furnished  by Tenant  under
                                    Paragraph  7.2  hereof,   window   cleaning,
                                    elevator   maintenance,   Building  exterior
                                    maintenance,    landscaping   and   expenses
                                    related  to the  administration,  management
                                    and operation of the Project.

                           4.1.3.5. The  cost  of  supplying  any  services  and
                                    utilities  which benefit all or a portion of
                                    the  Premises,  Building  or  Project to the
                                    extent  not   furnished   by  Tenant   under
                                    Paragraph 7.2 hereof.

                           4.1.3.6. Legal  expenses  and the cost of  audits  by
                                    certified  public   accountants;   provided,
                                    however,  that legal expenses  chargeable as
                                    Operating  Expenses  shall not  include  the
                                    cost  of  negotiating   leases,   collecting
                                    rents, evicting tenants nor shall it include
                                    costs incurred in legal  proceedings with or
                                    against   any  tenant  or  to  enforce   the
                                    provisions of any lease.

                           4.1.3.7. A management  fee equal to five percent (5%)
                                    of the sum of the Landlord's effective gross
                                    income  from the Project  which  consists of
                                    the gross  rents  charged the tenants of the
                                    Project  plus  expense   reimbursements  and
                                    other operating income.

If the rentable area of the Building and/or Project is not fully occupied during any calendar year of the Term as determined by Landlord,  an adjustment shall be made in Landlord's  discretion in computing the Operating Expenses for such year so that Tenant pays an equitable portion of all variable items (e.g., utilities, janitorial services and other component expenses that are affected by variations in  occupancy  levels)  of  Operating  Expenses,  as  reasonably  determined  by
Landlord;  provided,  however,  that in no event  shall  Landlord be entitled to collect in excess of one hundred percent (100%) of the total variable  Operating
Expenses from all of the tenants in the Building or Project, as the case may be.

The above  enumeration of services and facilities  shall not be deemed to impose an  obligation  on  Landlord  to make  available  or provide  such  services  or facilities  except to the extent if any that  Landlord has  specifically  agreed elsewhere in this Lease to make the same available or provide the same.  Without limiting the generality of the foregoing, Tenant acknowledges and agrees that it shall  be  responsible  for  providing  adequate  security  for  its  use of the
Premises,  the  Building  and  the  Project  and  that  Landlord  shall  have no obligation or liability with respect  thereto,  except to the extent if any that
Landlord has specifically agreed elsewhere in this Lease to provide the same.

         4.2.     PAYMENT OF ESTIMATED OPERATING EXPENSES.  "ESTIMATED OPERATING
                  EXPENSES"  for  any  particular  year  shall  mean  Landlord's estimate of the  Operating  Expenses for such  calendar  year.
                  During the last month of each  calendar  year during the Term, or as soon  thereafter  as  practicable,  Landlord  shall give
                  Tenant written notice of the Estimated  Operating Expenses for
                  the  ensuing   calendar   year.   Tenant  shall  pay  Tenant's
                  Proportionate  Share of the Estimated  Operating Expenses with installments  of Base Rent for the calendar  year to which the
                  Estimated  Operating Expenses applies in monthly  installments on the first day of each  calendar  month during such year, in advance,  prorated for any partial month, if applicable. If at any time  during the  course of the  calendar  year,  Landlord determines that Operating  Expenses are projected to vary from the  then  Estimated  Operating  Expenses  by more  than  five percent  (5%),  Landlord  may,  by  written  notice to Tenant, revise the  Estimated  Operating  Expenses  for the balance of such calendar year, and Tenant's monthly  installments for the remainder of such year shall be adjusted so that by the end of such  calendar  year  Tenant  has  paid to  Landlord  Tenant's
                  Proportionate   Share  of  the  revised  Estimated   Operating
                  Expenses for such year.

         4.3.     COMPUTATION  OF  OPERATING  EXPENSE   ADJUSTMENT.   "OPERATING
                  EXPENSE   ADJUSTMENT"   shall  mean  the  difference   between
                  Estimated Operating Expenses and actual Operating Expenses for any calendar year determined as hereinafter  provided.  Within one hundred  twenty (120) days after the end of each  calendar year, or as soon  thereafter as  practicable,  Landlord  shall deliver to Tenant a statement of actual Operating Expenses for the calendar year just ended,  accompanied by a computation of
                  Operating  Expense  Adjustment.  If such statement  shows that
                  Tenant's  payment based upon Estimated  Operating  Expenses is less than Tenant's  Proportionate Share of Operating Expenses, then Tenant shall pay to Landlord the difference within twenty
                  (20) days after receipt of such  statement.  If such statement shows that Tenant's payments of Estimated  Operating  Expenses exceed  Tenant's  Proportionate  Share of Operating  Expenses,
                  then (provided that Tenant is not in default under this Lease)
                  Landlord shall pay to Tenant the difference within twenty (20)
                  days after delivery of such statement to Tenant. If this Lease has been  terminated  or the Term hereof has expired  prior to the  date  of  such  statement,  then  the  Operating  Expense
                  Adjustment  shall  be paid  by the  appropriate  party  within twenty (20) days after the date of delivery of the  statement.
                  Tenant's   Proportionate   Share  of  the  Operating   Expense
                  Adjustment  shall be prorated  based on a month of 30 days and the number of calendar  months  during such calendar year that this  Lease  is in  effect.  Notwithstanding  anything  to the contrary contained in Paragraph 4.1 or 4.2, Landlord's failure to provide any notices or  statements  within the time periods specified in those  paragraphs  shall in no way excuse  Tenant from its  obligation  to pay Tenant's  Proportionate  Share of
                  Operating Expenses.

         4.4.     NET  LEASE.  This  shall be a net Lease and Base Rent shall be paid to  Landlord  net of all  costs and  expenses,  except as specifically  provided  to the  contrary  in this  Lease.  The provisions for payment of Operating Expenses and the Operating
                  Expense  Adjustment  are  intended  to pass on to  Tenant  and reimburse  Landlord  for all costs and  expenses of the nature described in Paragraph  4.1.  incurred in connection  with the
                  ownership,  management,   maintenance,  repair,  preservation,
                  replacement  and operation of the Building  and/or Project and its supporting  facilities and such additional  facilities now and in subsequent years as may be determined by Landlord to be necessary or desirable to the Building and/or Project.

         4.5.     TENANT AUDIT.  If Tenant shall dispute the amount set forth in any statement  provided by Landlord under Paragraph 4.3 above,
                  Tenant  shall have the right,  not later than twenty (20) days following  receipt of such  statement  and upon the  condition that Tenant shall first  deposit with Landlord the full amount in dispute, to cause Landlord's books and records with respect to Operating  Expenses for such calendar year to be audited by certified public accountants selected by Tenant and subject to
                  Landlord's reasonable right of approval. The Operating Expense
                  Adjustment  shall be  appropriately  adjusted  on the basis of such audit.  If such audit  discloses a liability for a refund in excess often percent (10%) of Tenant's  Proportionate Share of the Operating  Expenses  previously  reported,  the cost of such audit shall be borne by Landlord;  otherwise  the cost of such  audit  shall be paid by  Tenant.  If  Tenant  shall  not request an audit in  accordance  with the  provisions  of this
                  Paragraph  4.5  within  twenty  (20)  days  after  receipt  of
                  Landlord's  statement provided pursuant to Paragraph 4.3, such statement shall be final and binding for all purposes  hereof.
                  Tenant  acknowledges and agrees that any information  revealed in the above  described  audit  may  contain  proprietary  and sensitive information and that significant damage could result to Landlord if such  information  were  disclosed to any party other than Tenant's  auditors.  Tenant shall not in any manner disclose,  provide or make available any information  revealed by the audit to any person or entity without  Landlord's prior written consent,  which consent may be withheld by Landlord in its sole and absolute discretion. The information disclosed by the audit  will be used by Tenant  solely  for the  purpose of evaluating  Landlord's  books and records in  connection  with this Paragraph 4.5.

5.       DELINQUENT  PAYMENT;  HANDLING CHARGES. If Tenant is more than ten (10)
         days late in paying any  amount of Rent,  Tenant  shall pay  Landlord a late charge equal to ten percent  (10%) of the  delinquent  amount.  In addition,  any amount  due from  Tenant to  Landlord  which is not paid within ten (10) days of the date due shall bear  interest  at an annual rate (the "Default Rate") equal to fifteen percent (15%).

6.       SECURITY  DEPOSIT.  Upon  execution of this Lease,  Tenant shall pay to
         Landlord  the amount of Security  Deposit  specified in the Basic Lease
         Information.  If Tenant  defaults with respect to any provision of this
         Lease, Landlord may, but shall not be required to, use, apply or retain all or any part of the Security Deposit. If any portion of the Security
         Deposit is so used or applied, Tenant shall, within ten (10) days after demand  therefor by Landlord,  deposit with  Landlord cash in an amount sufficient to restore the Security Deposit to the amount required to be maintained by Tenant hereunder.  Anytime the Base Rent increases during the  term of this  Lease,  Tenant  shall,  upon  written  request  from
         Landlord,   deposit  additional  monies  with  Landlord  sufficient  to maintain the same ratio between the Security  Deposit and the Base Rent as those amounts are specified in the Basic Lease Information. Within a reasonable  period  following  expiration or the sooner  termination of this Lease,  provided that Tenant has performed all of its  obligations hereunder, Landlord shall return to Tenant the remaining portion of the
         Security  Deposit.  The Security  Deposit may be commingled by Landlord with Landlord's other funds, and no interest shall be paid thereon.

7.       REPAIRS AND MAINTENANCE.

         7.1.     LANDLORD'S OBLIGATIONS

                  7.1.1.   Landlord  shall,   subject  to  reimbursement   under
                           Paragraph 4, maintain in good repair, reasonable wear
                           and tear excepted,  the  structural  soundness of the
                           roof, foundations, and exterior walls of the Building
                           together  with the common  areas and other  equipment
                           used in common by  tenants in the  Project.  The term
                           "exterior  walls" as used  herein  shall not  include
                           windows, glass or plate glass, doors, dock bumpers or
                           dock plates,  special store fronts or office entries.
                           Any damage caused by or repairs  necessitated  by any
                           negligence  or  act  of  Tenant,  including,  without
                           limitation, any contractor,  employee, agent, invitee
                           or visitor of Tenant (each, a "TENANT  PARTY") may be
                           repaired  by  Landlord  at   Landlord's   option  and
                           Tenant's  expense.   Tenant  shall  immediately  give
                           Landlord  written  notice  of any  defect  or need of
                           repairs in such  components of the Building for which
                           Landlord is  responsible,  after which Landlord shall
                           have a reasonable  opportunity and the right to enter
                           the Premises at all reasonable  times to repair same.
                           Landlord's  liability  with  respect to any  defects,
                           repairs,   or  maintenance   for  which  Landlord  is
                           responsible under any of the provisions of this Lease
                           shall  be  limited  to the  cost of such  repairs  or
                           maintenance,  and there shall be no abatement of rent
                           and no  liability of Landlord by reason of any injury
                           to or  interference  with Tenant's  business  arising
                           from  the   making   of   repairs,   alterations   or
                           improvements  in or to any  portion of the  Premises,
                           the   Building  or  the   Project  or  to   fixtures,
                           appurtenances or equipment in the Building, except as
                           provided in Paragraph 15. By taking possession of the
                           Premises,  Tenant  accepts  them "as is," as being in
                           good order, condition and repair and the condition in
                           which  Landlord  is  obligated  to  deliver  them and
                           suitable for the Permitted Use and Tenant's  intended
                           operations in the Premises, whether or not any notice
                           of acceptance is given.

                  7.1.2.   At   Tenant's    expense,    Landlord    shall   have
                           responsibility  for  the  performance  of  preventive
                           maintenance,  repair and  replacement of the heating,
                           ventilation  and  air  conditioning   (HVAC)  systems
                           serving  the  Premises.  In  addition  to Base  Rent,
                           Tenant shall pay a monthly HVAC Service Charge as set
                           forth in the Basic Lease  Information,  the amount of
                           which may be increased by Landlord no more frequently
                           than once per year. Alternatively, Landlord may, upon
                           notice  to  Tenant,   require   Tenant  to  obtain  a
                           regularly scheduled preventative  maintenance/service
                           contract  at  Tenant's  own expense and in such event
                           both the maintenance contractor and the contract must
                           be  approved  by  Landlord.   Any  service   contract
                           obtained   by  Tenant  must   include  all   services
                           suggested by the  equipment  manufacturer  within the
                           operation/maintenance    manual   and   must   become
                           effective and a copy thereof delivered to Landlord no
                           later than the date specified by Landlord.

         7.2.     TENANT'S OBLIGATIONS.

                  7.2.1.   Tenant  shall (to the extent  possible)  contract for
                           and pay  directly  when  due for all gas,  heat,  air
                           conditioning,   light,  power,  telephone  and  data,
                           sprinkler charges, cleaning, waste disposal in excess
                           of that provided by Landlord, and other utilities and
                           services  (the   "Services")  used  on  or  from  the
                           Premises,  together  with any taxes  (other than real
                           estate  taxes),  penalties,  surcharges  or the  like
                           pertaining  thereto.  If any  such  Services  are not
                           separately billed or metered to Tenant,  Tenant shall
                           pay an equitable  share,  as determined in good faith
                           by Landlord, of all charges jointly billed or metered
                           with other premises in the Project. Tenant shall also
                           be  responsible  and pay for any  personal  property,
                           sales,  use or income taxes  associated with Tenant's
                           use or occupancy of the Premises,  insurance required
                           to be carried by Tenant under the Lease, and Tenant's
                           repair and maintenance duties under the Lease.

                  7.2.2.   Tenant shall at all times during the Term at Tenant's
                           expense  maintain  all parts of the Premises and such
                           portions of the Building as are within the  exclusive
                           control  of  Tenant  in  a  good,  clean  and  secure
                           condition and promptly make all necessary repairs and
                           replacements,  as determined  by Landlord,  including
                           but not limited to, all windows, glass, doors, walls,
                           including  demising walls, and wall finishes,  floors
                           and  floor  covering,  heating,  ventilating  and air
                           conditioning  systems,   ceiling  insulation,   truck
                           doors,  hardware,   dock  bumpers,  dock  plates  and
                           levelers,  plumbing  work and  fixtures,  downspouts,
                           entries,   skylights,   smoke  hatches,  roof  vents,
                           electrical and lighting systems, and fire sprinklers,
                           with materials and workmanship of the same character,
                           kind and  quality as the  original.  Tenant  shall at
                           Tenant's  expense  also  perform  regular  removal of
                           trash and  debris.  Notwithstanding  anything  to the
                           contrary  contained  herein,  Tenant  shall,  at  its
                           expense,  promptly  repair any damage to the Premises
                           or the Building or Project  resulting  from or caused
                           by  any  negligence  or  act of  Tenant  or  Tenant's
                           Parties.   Nothing  herein  shall   expressly  or  by
                           implication   render  Tenant   Landlord's   agent  or
                           contractor  to  effect  any  repairs  or  maintenance
                           required of Tenant under  Paragraph 7.2, as to all of
                           which Tenant shall be solely responsible.

                  7.2.3.   Tenant shall be  responsible  for and shall pay prior
                           to  delinquency  any  taxes or  governmental  service
                           fees,  possessory  interest taxes, fees or charges in
                           lieu of any  such  taxes,  capital  levies,  or other
                           charges  imposed  upon,  levied  with  respect  to or
                           assessed    against   its   fixtures,    furnishings,
                           equipment,   personal  property  or  its  Alterations
                           (defined below), and on Tenant's interest pursuant to
                           this Lease,  or any increase in any of the foregoing.
                           To the extent that any such taxes are not  separately
                           assessed  or billed to Tenant,  Tenant  shall pay the
                           amount thereof as invoiced to Tenant by Landlord.

8.       IMPROVEMENTS, ALTERATIONS & MECHANIC'S LIENS.

         8.1.     IMPROVEMENTS; ALTERATIONS.

                  8.1.1.   Tenant  shall  not  make,  or allow  to be made,  any
                           alterations,   physical  additions,  improvements  or
                           partitions,    including   without   limitation   the
                           attachment of any fixtures or equipment, in, about or
                           to the Premises ("ALTERATIONS") without obtaining the
                           prior  written  consent of  Landlord,  which  consent
                           shall not be  unreasonably  withheld  with respect to
                           proposed  Alterations  which:  (1)  comply  with  all
                           applicable   Regulations;   (2)  are,  in  Landlord's
                           opinion,  compatible with the Building or the Project
                           and    its    mechanical,    plumbing,    electrical,
                           heating/ventilation/air   conditioning  systems,  and
                           will  not  cause  the  Building  or  Project  or such
                           systems to be  required to be modified to comply with
                           any Regulations (including,  without limitation,  the
                           Americans  With  Disabilities  Act); and (3) will not
                           interfere  with the use and  occupancy  of any  other
                           portion  of the  Building  or  Project  by any  other
                           tenant or its  invitees.  Specifically,  but  without
                           limiting the  generality of the  foregoing,  Landlord
                           shall have the right of written consent for all plans
                           and  specifications  for  the  proposed  Alterations,
                           construction  means  and  methods,   all  appropriate
                           permits and licenses, any contractor or subcontractor
                           to be  employed on the work of  Alterations,  and the
                           time for  performance  of such  work,  and may impose
                           rules   and    regulations    for   contractors   and
                           subcontractors  performing  such work.  Tenant  shall
                           also supply to Landlord any documents and information
                           reasonably  requested by Landlord in connection  with
                           Landlord's  consideration  of a request for  approval
                           hereunder.  Tenant shall cause all  Alterations to be
                           accomplished in a good and workmanlike manner, and to
                           comply with all applicable Regulations.  Tenant shall
                           at Tenant's sole expense, perform any additional work
                           required  under  applicable  Regulations  due  to the
                           Alterations  hereunder.   No  review  or  consent  by
                           Landlord  of  or  to  any  proposed   Alteration   or
                           additional work shall constitute a waiver of Tenant's
                           obligations  under this Paragraph  8.1.  Tenant shall
                           reimburse  Landlord for all costs which  Landlord may
                           incur in connection with granting  approval to Tenant
                           for any  such  Alterations,  including  any  costs or
                           expenses which Landlord may incur in electing to have
                           outside  architects  and engineers  review said plans
                           and specifications. All such Alterations shall remain
                           the  property  of  Tenant  until  the  expiration  or
                           earlier termination of this Lease, at which time they
                           shall  be  and  become  the   property  of  Landlord;
                           provided,  however,  that Landlord may, at Landlord's
                           option,  require  that Tenant,  at Tenant's  expense,
                           remove  any or all  Alterations  made by  Tenant  and
                           restore  the  Premises by the  expiration  or earlier
                           termination  of  this  Lease,   to  their   condition
                           existing  prior  to  the  construction  of  any  such
                           Alterations.  Ail such removals and restoration shall
                           be   accomplished  in  a  first-class  and  good  and
                           workmanlike  manner so as not to cause any  damage to
                           the Premises or Project  whatsoever.  If Tenant fails
                           to remove such Alterations or Tenant's trade fixtures
                           or furniture or other personal property, Landlord may
                           keep and use  them or  remove  any of them and  cause
                           them  to  be  stored  or  sold  in  accordance   with
                           applicable  law, at  Tenant's  sole  expense.

                  8.1.2.   Notwithstanding  the foregoing,  at Landlord's option
                           (but without  obligation),  all or any portion of the
                           Alterations   shall  be  performed  by  Landlord  for
                           Tenant's  account  and  Tenant  shall pay  Landlord's
                           estimate of the cost thereof  (including a reasonable
                           charge for  Landlord's  overhead and profit) prior to
                           commencement of the work. In addition,  at Landlord's
                           election and notwithstanding the foregoing,  however,
                           Tenant shall pay to Landlord the cost of removing any
                           such  Alterations and restoring the Premises to their
                           original  condition such cost to include a reasonable
                           charge for Landlord's overhead and profit as provided
                           above,  and  such  amount  may be  deducted  from the
                           Security Deposit or any other sums or amounts held by
                           Landlord under this Lease.

                  8.1.3.   At least  ten (10)  business  days  before  beginning
                           construction  of any  Alteration,  Tenant  shall give
                           Landlord written notice of the expected  commencement
                           date of that  construction to permit Landlord to post
                           and  record  a  notice  of  non-responsibility.  Upon
                           substantial completion of construction, if the law so
                           provides,  Tenant  shall  cause a  timely  notice  of
                           completion  to be  recorded  in  the  office  of  the
                           recorder  of the  county  in which  the  Building  is
                           located.

         8.2.     MECHANIC'S LIENS. Tenant shall not cause, suffer or permit any mechanic's  or  materialman's  lien or  claim  to be  filed or asserted  against  the  Premises  or the  Project for any work performed,  materials furnished,  or obligation incurred by or at the request of Tenant or any Tenant Party.

9.       USE.

         9.1.     PERMITTED USE.  Tenant shall  continuously  occupy and use the
                  Premises  only for the Permitted Use stated in the Basic Lease
                  Information  (the  "PERMITTED  USE") and  shall not  create or permit  any  nuisance  or  unreasonable  interference  with or disturbance of any other tenants of Landlord.  Tenant shall at its sole cost and expense strictly comply with all existing or future applicable  governmental laws, rules,  requirements and regulations,  and  covenants,  easements and  restrictions  of record  governing  and  relating  to  the  use,  occupancy  or possession of the  Premises,  or to Tenant's use of the common areas  together  with all rules which may now or  hereafter be adopted by Landlord  affecting the Premises  and/or the common areas (collectively "REGULATIONS").  Should any Regulation now
                  or   hereafter  be  imposed  on  Tenant  or  Landlord  by  any
                  governmental  body  relating  to the use or  occupancy  of the
                  Premises by Tenant or any Tenant Party, then Tenant agrees, at its sole  cost and  expense,  to  comply  promptly  with  such
                  Regulations.

         9.2.     HAZARDOUS   MATERIALS.   As  used  in  this  Lease,  the  term
                  "HAZARDOUS  MATERIAL" means any flammable items,  hazardous or toxic  substances,  including  any  substances  defined  as or
                  included  in  the   definition  of   "hazardous   substances",
                  "hazardous   wastes",    "hazardous   materials"   or   "toxic
                  substances" now or subsequently regulated under any applicable federal, state or local laws or regulations, including without
                  limitation   petroleum-based  products,   paints,  pesticides,
                  asbestos,  PCBs  and  similar  compounds,  and  including  any materials  subsequently  found to have adverse  effects on the environment or the health and safety of persons.  Tenant shall not cause or permit any  Hazardous  Material to be  generated, produced,  brought upon, used, stored,  treated or disposed of in or about the Property by Tenant or any Tenant Party without the prior  written  consent of Landlord.  Notwithstanding  the
                  foregoing,   Tenant  may,  without  Landlord's  prior  written
                  consent  but  in  compliance  with  all  applicable  laws  and
                  Regulations,  use any materials  customarily used by occupants of  commercial  office  space,  so long as such  use  docs not expose  the  Premises,  the  Building  or the  Project  to any
                  meaningful risk of  contamination or damage or expose Landlord to any liability therefore.

10.      ASSIGNMENT AND SUBLETTING.

         10.1.    TRANSFERS;  CONSENT.  Tenant  shall  not,  without  the  prior written consent of Landlord, (a) assign,  transfer,  mortgage, hypothecate,  or encumber this Lease or any estate or interest herein,  whether directly,  indirectly or by operation of law,
                  (b) permit any other  entity to become a Tenant  hereunder  by merger, consolidation, or other reorganization,  (c) if Tenant is a  corporation,  partnership,  limited  liability  company, limited  liability  partnership,  trust,  association or other business  entity  (other  than a  corporation  whose  stock is publicly traded), permit, directly or indirectly, the transfer of any  ownership  interest in Tenant so as to result in (i) a change in the  current  control of Tenant,  (ii) a transfer of twenty-five  percent  (25%)  or more in the  aggregate  in any twelve (12) month period in the  beneficial  ownership of such entity or (iii) a transfer of all or substantially  all of the assets of Tenant,  (d) sublet any portion of the Premises,  or
                  (e) grant any license, concession, or other right of occupancy of or with  respect  to any  portion of the  Premises,  or (f)
                  permit the use of the  Premises by any party other than Tenant or a Tenant Party (each of the events listed in this Paragraph
                  9.1 being referred to herein as a "TRANSFER"). At least twenty
                  (20) business days prior to the effective date of any proposed
                  Transfer,   Tenant  shall  provide  Landlord  with  a  written
                  description  of all  terms  and  conditions  of  the  proposed
                  Transfer  and  all  consideration  therefor,   copies  of  the
                  proposed  documentation,  and such information as Landlord may reasonably  require.  Any  Transfer  made  without  Landlord's consent shall be void and shall constitute an Event of Default by Tenant.  Tenant shall pay to Landlord  $500 as a review fee for each  Transfer  request,  and  reimburse  Landlord for its reasonable  attorneys'  fees and all other  costs  incurred in connection  with  considering  any  request  for  consent to a proposed Transfer.  Landlord's consent to a Transfer shall not release Tenant from its  obligations  under this Lease (or any guarantor  of  this  Lease  of its  obligations  with  respect thereto).  Landlord's  consent to any Transfer shall not waive
                  Landlord's rights as to any subsequent Transfers.

         10.2.    CANCELLATION  AND RECAPTURE.  Notwithstanding  Paragraph 10.1,
                  Landlord may (but shall not be obligated to),  within ten (10)
                  business  days after receipt of Tenant's  written  request for
                  Landlord's consent to an assignment or subletting, cancel this
                  Lease as to the portion of the Premises  proposed to be sublet or subject to an assignment of this Lease  ("TRANSFER  SPACE")
                  as of the  date  such  proposed  Transfer  is  proposed  to be effective and, thereafter,  Landlord may lease such portion of the Premises to the  prospective  transferee  (or to any other person or entity or not at all) without liability to Tenant.

11.      INSURANCE. WAIVERS. SUBROGATION AND INDEMNITY.

         11.1.    INSURANCE.   Each  of  Landlord  and  Tenant  shall   maintain
                  throughout the Term insurance  policies as required on EXHIBIT
                  B  attached  hereto  and  shall  otherwise   comply  with  the
                  obligations and requirements provided on EXHIBIT B.

         11.2.    WAIVER OF  SUBROGATION.  Landlord  and Tenant  each waives any claim,  loss or cost it might have  against  the other for any damage to or theft,  destruction,  loss, or loss of use of any property (a "LOSS"), to the extent the same is insured against
                  (or is required to be insured  against under the terms hereof)
                  under any "all risk" property damage insurance policy covering
                  the  Building,  the  Project,  the  Premises,   Landlord's  or
                  Tenant's fixtures, personal property,  leasehold improvements, or business, regardless of whether the negligence of the other party caused such Loss.

         11.3.    INDEMNITY.  Subject to Paragraph 11.2, Tenant shall indemnify, defend by counsel reasonably  acceptable to Landlord,  protect and hold  harmless  Landlord and its  affiliates,  and each of their respective directors,  shareholders,  partners, lenders,
                  members,  managers,  contractors,   affiliates  and  employees
                  (collectively,  "LANDLORD  INDEMNITEES")  from and against all
                  claims,  losses,  liabilities,   causes  of  suit  or  action,
                  judgments,  damages, penalties, costs and expenses (including, without limitation,  reasonable attorneys' fees,  consultant's fees,  and court costs) arising from or asserted in connection with the use or occupancy of the Premises, the Building or the
                  Project by Tenant or any Tenant  Party,  or any  negligence or misconduct or omissions of Tenant or of any Tenant Party in or about the Premises or the Project,  or Tenant's  breach of any of its covenants under this Lease,  except in each case to the extent arising from the gross negligence or willful misconduct of Landlord or any Landlord  Indemnitee.  Except to the extent expressly  provided in this Lease,  Tenant  hereby  waives all
                  claims  against  and  releases   Landlord  and  each  Landlord
                  Indemnitee  for any injury to or death of  persons,  damage to property  or  business  loss  in  any  manner  related  to (i)
                  Tenant's use and  occupancy of the  Premises,  the Building or the  Project  by or from  any  cause  whatsoever  (other  than
                  Landlord's gross negligence or willful misconduct),  (ii) acts of God,  (iii)  acts of  third  parties,  or (iv)  any  matter outside of the reasonable control of Landlord.  This Paragraph
                  11.3 shall survive termination or expiration of this Lease.

12.      SUBORDINATION; ATTORNMENT.

         12.1.    SUBORDINATION.  This Lease is subject and  subordinate  to all present and future  ground or master leases of the Project and to the lien of all mortgages or deeds of trust  (collectively,
                  "SECURITY  INSTRUMENTS")  now  or  hereafter  encumbering  the
                  Project,   if   any,   and   to  all   renewals,   extensions,
                  modifications, consolidations and replacements thereof, and to all advances made or hereafter to be made upon the security of any such Security Instruments,  unless the holders of any such mortgages or deeds of trust,  or the lessors under such ground or master  leases  (such  holders and  lessors  are  sometimes collectively  referred  to herein  as  "HOLDERS")  require  in writing  that this Lease be superior  thereto.  Tenant  shall, within  fifteen  (15) days of  request  to do so by  Landlord, execute,  acknowledge  and  deliver to Landlord  such  further instruments  or assurances  as Landlord may deem  necessary or appropriate  to  evidence  or  confirm  the  subordination  or superiority of this Lease to any such Security Instrument.

         12.2.    ATTORNMENT. Tenant covenants and agrees that in the event that any  proceedings  are  brought  for  the  foreclosure  of  any mortgage or deed of trust, or if any ground or master lease is
                  terminated,   it  shall  attorn,  without  any  deductions  or
                  set-offs   whatsoever,   to  the   purchaser   upon  any  such
                  foreclosure  sale,  or to the lessor of such  ground or master lease,  as the case may be, if so  requested  to do so by such purchaser or lessor, and to recognize such purchaser or lessor as "LANDLORD"  under this Lease.  In the event that the holder of any such mortgage or deed of trust  becomes the  "Landlord"
                  under this Lease,  such holder shall not be liable for any act or omission of Landlord  which occurred prior to such holder's acquisition of title.

13.      RULES AND REGULATIONS AND SIGNAGE. Tenant shall comply, and shall cause each  Tenant  Party to comply,  with the Rules and  Regulations  of the
         Project which are attached hereto as EXHIBIT E and the signage criteria which are attached  hereto as EXHIBIT C and all such  nondiscriminatory modifications,  additions, deletions and amendments thereto as Landlord shall adopt in good faith from time to time.

14.      CONDEMNATION.  If the entire  Project or Premises are taken by right of eminent  domain or conveyed by Landlord in lieu  thereof (a  "TAKING"), this  Lease  shall  terminate  as of the  date  of the  Taking.  If any material  portion,  but less than all of the Premises or the  Building, become  subject to a Taking and such Taking  will  render the  Premises untenantable  for a period of more than one hundred  eighty (180) days, then Tenant may  terminate  this Lease as of the date of such Taking by giving  written  notice to Landlord  within  thirty (30) days after the
         Taking,  and all Rent paid or payable  hereunder  shall be  apportioned between  Landlord  and  Tenant  as of the date of such  Taking.  If any material  portion,  but less than all, of the Project,  Building or the
         Premises becomes subject to a Taking, or if Landlord is required to pay any of the proceeds received for a Taking to any Holder of any Security
         Instrument,  then  Landlord  may  terminate  this  Lease by  delivering written  notice  thereof to Tenant  within  thirty

         (30) days after  such  Taking,  and all Rent paid or payable  hereunder shall be apportioned between Landlord and Tenant as of the date of such
         Taking.  If this Lease is not so terminated,  then Base Rent thereafter payable  hereunder  shall be abated for the  duration  of the Taking in proportion  to that portion of the Premises  rendered  untenantable  by such Taking.  If any Taking  occurs,  then  Landlord  shall receive the entire award or other compensation for the land on which the Project is situated,  the Project,  and other  improvements  taken, and Tenant may separately  pursue a claim (to the extent it will not reduce Landlord's award).

15.      FIRE OR OTHER CASUALTY.

         15.1.    REPAIR ESTIMATE;  RIGHT TO TERMINATE. If all or any portion of the  Premises  or the  Project  is  damaged  by fire or  other casualty (a "CASUALTY"),  Landlord  shall,  within ninety (90)
                  days after  Landlord's  discovery of such  damage,  deliver to
                  Tenant its good faith  estimate  (the "DAMAGE  NOTICE") of the time period  following such notice needed to repair the damage caused by such Casualty.  Landlord may elect to terminate this
                  Lease in any case where (a) any portion of the Premises or any material portion of the Project are damaged and (b) either (i)
                  Landlord   estimates   in  good  faith  that  the  repair  and
                  restoration    of   such   damage   under    Paragraph    15.2
                  ("Restoration")  cannot  reasonably be completed  (without the
                  payment  of  overtime)   within  two  hundred  (200)  days  of
                  Landlord's actual discovery of such damage, (ii) the Holder of any  Security  Instrument  requires  the  application  of  any insurance proceeds with respect to such Casualty to be applied to the outstanding  balance of the obligation  secured by such
                  Security Instrument, (iii) the cost of such Restoration is not fully  covered by  insurance  proceeds  available  to Landlord and/or  payments  received by Landlord from  tenants,  or (iv)
                  Tenant  shall be entitled to an  abatement  of rent under this
                  Paragraph 15 for any period of time in excess of  thirty-three percent (33%) of the remainder of the Term.

         15.2.    REPAIR  OBLIGATION;  ABATEMENT  OF RENT.  Subject to Paragraph
                  15.1,  Landlord  shall,  within a  reasonable  time  after the discovery by Landlord of any damage resulting from a Casualty, begin with  reasonable  diligence  to restore the  Premises to substantially the same condition as existed immediately before
                  such   Casualty,   except  for   modifications   required   by
                  Regulations,  and  modifications  to  the  Project  reasonably deemed desirable by Landlord; provided, however, that Landlord shall not be required as part of the  Restoration to repair or
                  replace  any  of  the   Alterations,   furniture,   equipment,
                  fixtures,  and other  improvements  which may have been placed by, or at the request  of,  Tenant or other  occupants  in the
                  Premises.   Landlord   shall   have  no   liability   for  any
                  inconvenience  or  annoyance  to Tenant or injury to  Tenant's business as a result of any Casualty,  regardless of the cause therefor.  Base  Rent  shall  abate  if and to  the  extent  a
                  Casualty  damages  the  Premises  and  renders  them unfit for occupancy, and are not occupied by Tenant.

16.      PARKING.  Tenant  shall have the right to the  nonexclusive  use of the parking  facilities  of the Project  for the parking of motor  vehicles
         used  by  Tenant  and  Tenant   Parties  only;   such  rights  are  not
         transferable  without  Landlord's  approval.  The use of  such  parking facilities  shall be subject to such  rules and  regulations  as may be adopted by Landlord from time to time for the use of such facilities.

17.      EVENTS OF DEFAULT. Each of the following occurrences shall be an "EVENT
         OF DEFAULT" and shall  constitute a material default and breach of this
         Lease by  Tenant:  (a) any  failure  by Tenant to pay Rent or any other amount due and  payable  hereunder  when due;  (b) the  abandonment  or vacation of the Premises by Tenant; (c) any failure by Tenant to obtain
         insurance  and/or  deliver   insurance   certificates   required  under
         Paragraph  11; (d) any  failure by Tenant to execute  and  deliver  any estoppel certificate or other document described in Paragraphs 12 or 21 requested by Landlord,  where such failure  continues for five (5) days after delivery of written notice of such failure by Landlord to Tenant;
         (e) any  failure by Tenant to fully  perform  any other  obligation  of
         Tenant under this Lease,  where such failure  continues for thirty (30)
         days after  delivery of written  notice of such  failure by Landlord to
         Tenant;  (f) the  voluntary or  involuntary  filing of a petition by or against Tenant or any general partner of Tenant or any guarantor (i) in any bankruptcy or other insolvency proceeding,  (ii) seeking any relief under  any  state or  federal  debtor  relief  law,  or  (iii)  for the appointment of a liquidator or receiver for all or substantially all of
         Tenant's  property or for  Tenant's  interest  in this  Lease;  (g) the default,  repudiation  or  revocation  of  any  guarantor  of  Tenant's obligations  hereunder.  Any notice of any  failure of Tenant  required under this  Paragraph  17 shall be in lieu of, and not in addition  to, any notice required under applicable law.

18.      REMEDIES.  Upon the  occurrence  of any  Event of  Default  by  Tenant,
         Landlord shall have, in addition to any other remedies available at law or in equity, the option to pursue any one (1) or more of the following remedies,  each and all of which shall be cumulative and  nonexclusive, without any notice or demand whatsoever:

         18.1.    Terminate this Lease, and Landlord may recover from Tenant all amounts permitted by law necessary to compensate  Landlord for the  detriment  proximately  caused  by  Tenant's  failure  to
                  perform  its  obligations   under  this  Lease   (specifically
                  including,  without  limitation,   brokerage  commissions  and
                  advertising  expenses  incurred,  expenses of  remodeling  the
                  Premises,  the  Building,  or any  portion  thereof  for a new tenant,  whether  for the  same or a  different  use,  and any special concessions made to obtain a new tenant);

         18.2.    If Landlord does not elect to terminate  this Lease on account of any Event of Default by Tenant,  Landlord may, from time to time,  without  terminating  this  Lease,  enforce  all of its rights and remedies  under this Lease,  including the right to recover all Rent as it becomes due.

         18.3.    Landlord  shall  at all  times  have  the  right  to seek  any
                  declaratory,   injunctive,  or  other  equitable  relief,  and
                  specifically  enforce  this  Lease,  or  restrain  or enjoin a violation or breach of any provision hereof.

         18.4.    Following  the  occurrence of two instances of payment of Rent more than ten (10) days late in any twelve (12) month  period, the late charge set forth in  Paragraph 5 shall apply from the date  payment  was due  and  Landlord  may  require  that  all remaining  monthly  installments  of Rent  payable  under this
                  Lease shall be payable by cashier's check or electronic  funds transfer  two (2)  months in  advance,  and may  require  that
                  Tenant increase the Security Deposit to an amount equal to two times the current  month's Rent at the time of the most recent default.

         18.5.    Cure Tenant's default at the expense of Tenant (A) immediately and  without  notice in the case (1) of  emergency,  (2) where such default unreasonably  interferes with any other tenant in the  Project,  or (3) where such  default  will  result in the violation  of  any  Regulation  or  the  cancellation  of  any insurance policy maintained by Landlord,  and (B) in any other case if such default continues for ten (10) days following the receipt by Tenant of notice of such default from  Landlord and all costs  incurred by  Landlord  in curing  such  default(s), including,  without  limitation,  attorneys'  fees,  shall  be reimbursable by Tenant as Rent hereunder upon demand, together with interest thereon,  from the date such costs were incurred by Landlord, at the Default Rate.

19.      SURRENDER  OF  PREMISES.  No  agreement  to accept a  surrender  of the
         Premises shall be valid unless it is in writing and signed by Landlord.
         At the expiration or earlier  termination  of this Lease,  Tenant shall deliver to Landlord all keys to the Premises,  and Tenant shall deliver to Landlord the  Premises in the same  condition as existed on the date
         Tenant  originally  took  possession  thereof,  ordinary  wear and tear excepted.  In  addition,  prior  to the  expiration  of the Term or any sooner termination thereof, (a) Tenant shall remove such Alterations as
         Landlord shall request (even if installed with Landlord's  consent) and shall restore the portion of the Premises  affected by such Alterations and such removal to its  condition  existing  immediately  prior to the making of such  Alterations,  (b) Tenant shall remove from the Premises all  unattached  trade  fixtures,  furniture,  equipment  and  personal property located in the Premises,  including, without limitation, phone equipment,  wiring,  cabling and all garbage, waste and debris, and (c)
         Tenant shall repair all damage to the Premises or the Project caused by any such removal including, without limitation, full restoration of all holes and gaps resulting from any such removal and repainting  required thereby.  All  personal  property and fixtures of Tenant not so removed shall, to the extent permitted under applicable Regulations,  be deemed to have been abandoned by Tenant and may be appropriated, sold, stored, destroyed,  or  otherwise  disposed  of by Landlord  without  notice to
         Tenant and without any obligation to account for such items.

20.      HOLDING  OVER.  If Tenant  holds over after the  expiration  or earlier termination of the Term hereof,  with or without the express or implied consent of Landlord,  Tenant shall be only a month-to-month  tenant and otherwise upon the terms, covenants and conditions herein specified and
         Tenant's  Base  Rent  shall  be at a rate  equal to one  hundred  fifty percent  (150%) of the  monthly  installment  of Base Rent  payable  by
         Tenant immediately prior to such expiration or termination.

21.      SUBSTITUTION OR DEMOLITION.

         21.1.    SUBSTITUTION.  Upon at least  sixty  (60) days  prior  written notice, Landlord may relocate Tenant within the Project (or to any  other  facility  owned by  Landlord  or an  affiliate  of
                  Landlord  within the  vicinity of the  Project) to  substitute
                  space.  As  used  herein,   "substitute   space"  means  space
                  containing  square  footage  which is not more than 15 percent greater or lesser than the  approximate  square footage of the
                  Premises set forth in the Basic Lease Information and which is comparable  in  utility  and  condition  to the  Premises.  If
                  Landlord  exercises  this right to relocate  Tenant,  Landlord
                  shall   reimburse   Tenant   for   (a)   Tenant's   reasonable
                  out-of-pocket   expenses   for  moving   Tenant's   furniture,
                  equipment  and supplies  from the  Premises to the  substitute space;  (b) the cost of installing  leasehold  improvements in the substitute space comparable to those in the Premises;  (c)
                  reprinting   Tenant's  stationery  of  the  same  quality  and
                  quantity as  Tenant's  stationery  supply on hand  immediately before  Landlord's  exercise of this relocation  right. In the event  Tenant is  relocated  pursuant  to this  Paragraph  21,
                  Tenant shall  surrender the Premises to Landlord in accordance with all  terms  and  conditions  of this  Lease  prior to the termination  of the  60-day  period  and shall  promptly  upon
                  Landlord's  request  execute an  amendment to this Lease which shall designate the substitute space as the "PREMISES" subject to this Lease and adjust the Base Rent and Additional  Rent to reflect  any  increase  or  decrease  in the floor area of the substitute  space  or,  if Tenant  is  relocated  outside  the
                  Project, to execute a new lease in substantially the same form as the existing Lease with the affiliate of Landlord.

         21.2.    DEMOLITION.  Landlord  shall have the right to terminate  this
                  Lease in the event  Landlord  elects to demolish 75 percent or more of the total floor area in the  building  containing  the
                  Premises.  In such event,  Landlord shall give Tenant a notice of  termination  at least 180 days prior to the effective date of such  termination and shall pay Tenant,  on the termination date, the cost (less depreciation) of Tenant's fixtures (other than removable trade  fixtures) and of leasehold  improvements installed  in  the  Premises  at  Tenant's  expense.  For  the purposes of this provision,  depreciation of Tenant's fixtures
                  and   leasehold   improvements   shall  be   calculated  on  a
                  straight-line  basis over the Term of this Lease (exclusive of any permitted  extensions of the Term). Upon payment to Tenant of the amount specified in this paragraph and any prepaid Rent or security deposit, Landlord shall be relieved of all further liability to Tenant hereunder and the Lease shall terminate as of the  effective  date of  such  termination  except  for the rights  and  obligations  accrued  as  of  the  date  of  such termination.

                                       10

22.      LANDLORD  TRANSFERS AND LIABILITY.  Landlord may, without  restriction, sell,  assign or  transfer  in any  manner  all or any  portion  of the
         Project,  any interest  therein or any of Landlord's  rights under this
         Lease  and then  Landlord  shall  automatically  be  released  from any further obligations hereunder.  The liability of Landlord to Tenant for any default by Landlord  under the terms of this Lease or with  respect to any  obligation or liability  related to the Premises or the Project shall be recoverable only from the interest of Landlord in the Project, and neither Landlord nor any affiliate  thereof shall have any personal liability with respect  thereto and in no case shall Landlord be liable to Tenant  for any lost  profits,  damage to  business,  or any form of special,  indirect or consequential  damage on account of any breach of this Lease. In the event that the holder of a mortgage or deed of trust on the Premises  becomes the "Landlord"  under this Lease,  such holder shall not be liable for any act or omission of Landlord  which occurred prior to such holder's acquisition of title.

23.      ESTOPPEL CERTIFICATES;  FINANCIAL STATEMENTS. At any time and from time to time  during  the  Term,  Tenant  shall,  without  charge,  execute, acknowledge  and  deliver  to  Landlord  within  ten  (10)  days  after
         Landlord's request therefor, an estoppel certificate in recordable form containing  such factual  certifications  and other  provisions  as are
         commonly  found  in  the  estoppel   certificate   forms  requested  by
         institutional lenders and purchasers.

24.      NOTICES. All Notices,  demands,  consents, or other information desired or required to be given  under this Lease  shall be  effective  only if given in writing and sent by (a) certified United States mail,  postage prepaid,  return receipt requested,  (b) nationally  recognized express mail courier that provides written evidence of delivery,  fees prepaid,
         (c) facsimile,  (d) United States first-class mail, postage prepaid, or
         (e) personal  delivery,  and  addressed to the Addresses For Notices as set forth in the Basic Lease  Information,  or at such other address as may be specified  from time to time, in writing,  or, if to Tenant,  at the Premises.  Any such notice,  demand,  consent, or other information shall be deemed  given (i) if sent by  certified  mail,  on the date of delivery  shown on the receipt  card,  (ii) if sent by courier,  on the date it is officially  recorded by such courier,  (iii) if delivered by
         facsimile,   on  the  date  the  sender  obtains   written   telephonic
         confirmation  that the electronic  transmission  was received,  (iv) if sent by United States  first-class  mail,  three (3) business days from the date mailed, or (v) if delivered  personally,  upon delivery or, if refused by the intended recipient, upon attempted delivery.

25.      PAYMENT BY TENANT; NON-WAIVER.  Landlord's acceptance of Rent following an Event of Default shall not waive  Landlord's  rights  regarding such
         Event of Default.  No waiver by Landlord of any  violation or breach of any of  the  terms  contained  herein  shall  waive  Landlord's  rights regarding any future violation of such terms.  Landlord's acceptance of any  partial  payment of Rent shall not waive  Landlord's  rights  with regard to the remaining portion of the Rent that is due,  regardless of any  endorsement  or other  statement  on any  instrument  delivered in payment  of Rent or any  writing  delivered  in  connection  therewith;
         accordingly,  Landlord's  acceptance of a partial payment of Rent shall not  constitute  an accord and  satisfaction  of the full amount of the
         Rent that is due.

26.      CERTAIN RIGHTS RESERVED BY LANDLORD. Landlord hereby reserves and shall have the following rights with respect to the Premises and the Project:
         (a) to make inspections,  repairs, or improvements,  whether structural or otherwise, in and about the Premises or any part thereof; and (b) to enter the Premises at reasonable hours (or at any time in an emergency)
         to perform repairs, to take any action authorized hereunder, or to show the Premises to prospective  purchasers or lenders, or, during the last six (6) months of the Term, prospective tenants.

27.      MISCELLANEOUS.  If any clause or  provision  of this Lease is  illegal, invalid,  or  unenforceable  under  present  or future  laws,  then the remainder of this Lease shall not be affected  thereby.  This Lease may not be amended  except by instrument in writing  signed by Landlord and
         Tenant.  No provision of this Lease shall be deemed to have been waived by Landlord  unless such waiver is in writing  signed by Landlord.  The terms and conditions contained in this Lease shall inure to the benefit of and be binding upon the parties  hereto,  and upon their  respective successors in interest and legal  representatives,  except as otherwise herein expressly provided.  This Lease constitutes the entire agreement between  Landlord and Tenant  regarding  the subject  matter hereof and supersedes all oral  statements and prior  writings  relating  thereto.
         Tenant and the person or persons signing on behalf of Tenant  represent and warrant that Tenant has full right,  power,  and authority to enter into this Lease,  and that all persons signing this Lease on its behalf are authorized to do so. If Tenant is comprised of more than one party, each such party  shall be jointly  and  severally  liable for  Tenant's obligations  under this Lease.  All exhibits and  attachments  attached hereto are incorporated  herein by this reference.  This Lease shall be
         governed  by  and  construed  in  accordance   with  the  laws  of  the
         jurisdiction where the Project is located. In any action which Landlord or Tenant  brings to  enforce  its  respective  rights  hereunder,  the unsuccessful  party  shall pay all  costs  incurred  by the  prevailing party,  including without  limitation,  reasonable  attorneys' fees and court  costs.  Tenant  shall not record  this  Lease or any  memorandum hereof.  TO THE MAXIMUM  EXTENT  PERMITTED BY LAW,  LANDLORD AND TENANT
         EACH WAIVE RIGHT TO TRIAL BY JURY IN ANY  LITIGATION  ARISING OUT OF OR
         WITH RESPECT TO THIS LEASE. This Lease may be executed in any number of counterparts, each of which shall be deemed an original. Time is of the essence as to the performance of each covenant  hereunder in which time of performance is a factor.

                                       11

28.      NO BROKER.  Landlord  and Tenant each warrant that they have dealt with no real estate  broker in  connection  with this  transaction  with the exception  of the  brokers,  if any,  named in Exhibit F.  Landlord and
         Tenant each agree to hold each other  harmless from and against any and all  damages,  costs and  expenses  resulting  from any  claim(s) for a brokerage  commission  or  finder's  fee that may be  asserted  against either of them by any  broker or finder  with whom the other has dealt.

29.      FURTHER  PROVISIONS,  IF ANY,  ARE  CONTAINED  IN EXHIBIT  F,  ATTACHED
         HERETO.

SUBMISSION  OF THIS LEASE TO TENANT  DOES NOT  CONSTITUTE  AN OPTION OR OFFER TO
LEASE AND THIS LEASE IS NOT EFFECTIVE  OTHERWISE UNTIL EXECUTION AND DELIVERY BY
BOTH LANDLORD AND TENANT.

                                       12

                                    EXHIBIT A
                                    SITE PLAN

                         PATRICK AIRPORT BUSINESS CENTER
             3035, 3065 and 3095 E. Patrick Lane, Las Vegas, Nevada

                                       14

                                    EXHIBIT B

                                    INSURANCE

Tenant's Insurance. Tenant shall, at Tenant's sole cost and expense, procure and keep in effect from the date of this Lease (or earlier authorized occupancy) and at all times until the end of the Term, the following insurance coverage:

1.   PROPERTY  INSURANCE.  Insurance  on all  personal  property and fixtures of
     Tenant and all  improvements  made by or for Tenant to the  Premises  on an
     "All Risk" or "Special Form" basis, for the full replacement  value of such property.

2.   LIABILITY  INSURANCE.  Commercial General Liability insurance written on an
     ISO CG 00 01 10 93 or equivalent form, on an occurrence  basis,  with a per occurrence limit of at least  $1,000,000,  and a minimum general  aggregate limit of at least  $2,000,000,  covering  bodily injury and property damage liability  occurring in or about the Premises or arising out of the use and occupancy of the Premises and/or the Project by Tenant or any Tenant Party.
     Such  insurance  shall  include  contractual  liability  coverage  insuring
     Tenant's  indemnity  obligations under this Lease, and shall be endorsed to name  Landlord,  any Holder of a Security  Instrument  and any other  party specified  by Landlord as an  additional  insured  with regard to liability arising out of the ownership, maintenance or use of the Premises.

3.   WORKER'S  COMPENSATION  AND EMPLOYER'S  LIABILITY  INSURANCE.  (a) Worker's
     Compensation  Insurance as required by any  Regulation,  and (b) Employer's
     Liability  Insurance in amounts not less than  $1,000,000 each accident for bodily  injury by accident and for bodily  injury by disease,  and for each employee for bodily injury by disease.

4.   COMMERCIAL AUTO LIABILITY  INSURANCE.  Commercial auto liability  insurance with a combined limit of not less than One Million Dollars ($1,000,000) for bodily injury and property  damage for each accident.  Such insurance shall cover liability  relating to any auto (including owned, hired and non-owned autos).

5.   ALTERATIONS  REQUIREMENTS.  In the event Tenant shall desire to perform any
     Alterations,  Tenant shall deliver to Landlord,  prior to  commencing  such
     Alterations  (i)  evidence  satisfactory  to Landlord  that Tenant  carries
     "Builder's Risk" insurance covering  construction of such Alterations in an amount and form approved by Landlord, (ii) such other insurance as Landlord shall  reasonably  require,  and (iii) a lien and completion  bond or other security in form and amount satisfactory to Landlord.

6.   GENERAL INSURANCE  REQUIREMENTS.  All coverages described in this Exhibit B shall be endorsed to (i) provide  Landlord with thirty (30) days' notice of cancellation or change in terms;  and (ii) be primary and  non-contributing with Landlord's  insurance.  The property  insurance  coverage  required of
     Tenant  shall be  endorsed  to  waive  all  rights  of  subrogation  by the insurance  carrier  against  Landlord  or shall  otherwise  state  that the carrier  shall be so bound by  Tenant's  waiver of the  carrier's  right of subrogation.  If at any time  during  the Term the  amount or  coverage  of insurance  which  Tenant is required  to carry under this  Exhibit B is, in
     Landlord's reasonable judgment,  materially less than the amount or type of insurance  coverage  typically  carried by owners or tenants of  properties located in the general  area in which the  Premises  are located  which are similar to and operated for similar purposes as the Premises or if Tenant's use of the  Premises  should  change  with or without  Landlord's  consent,
     Landlord  shall have the right to require  Tenant to increase the amount or change the types of insurance  coverage  required under this Exhibit B. All insurance  policies required to be carried by Tenant under this Lease shall be written by companies rated AX or better in "Best's  Insurance Guide" and authorized to do business in the State of Nevada.  Deductible amounts under all  insurance  policies  required to be carried by Tenant under this Lease shall not exceed $10,000 per  occurrence.  Tenant shall deliver to Landlord on or before the Term  Commencement  Date,  and  thereafter at least thirty
     (30) days before the expiration  dates of the expired  policies,  certified copies of Tenant's insurance policies, or a certificate evidencing the same issued by the insurer thereunder, and, if Tenant shall fail to procure such insurance,  or to deliver such policies or  certificates,  Landlord may, at
     Landlord's option and in addition to Landlord's other remedies in the event of a default by Tenant under the Lease, procure the same for the account of
     Tenant,  and the cost thereof (with  interest  thereon at the Default Rate)
     shall be paid to Landlord as Additional Rent.

LANDLORD'S INSURANCE. All insurance maintained by Landlord shall be for the sole benefit of Landlord and under Landlord's sole control.

1.   PROPERTY INSURANCE. Landlord agrees to maintain property insurance insuring the Building  against  damage or destruction  due to risk  including  fire,
     vandalism,   and  malicious  mischief  in  an  amount  not  less  than  the replacement cost thereof, in the form and with deductibles and endorsements as selected by Landlord.  At its election,  Landlord may instead (but shall have no  obligation  to) obtain  "All Risk"  coverage,  and may also obtain earthquake,  pollution,  and/or  flood  insurance  in amounts  selected  by
     Landlord.

                                       15

2.   OPTIONAL  INSURANCE.  Landlord,  at Landlord's  option, may also (but shall have no  obligation  to) carry (i)  insurance  against loss of rent,  in an amount equal to the amount of Base Rent and  Additional  Rent that Landlord could  be  required  to  abate  to all  Project  tenants  in the  event  of condemnation  or casualty  damage for a period of twelve (12)  months;  and
     (ii)  liability  insurance  and such other  insurance  as Landlord may deem prudent or advisable, including, without limitation, liability insurance in such amounts and on such terms as Landlord shall determine.  Landlord shall not be obligated to insure, and shall have no responsibility whatsoever for any damage to, any furniture,  machinery,  goods, inventory or supplies, or other  personal  property or fixtures  which Tenant may keep or maintain in the  Premises,  or any  leasehold  improvements,  additions or  alterations within the Premises.

                                       16

                                    EXHIBIT C

                                  SIGN CRITERIA

1.       PURPOSE.  These Sign Criteria have been  established for the purpose of maintaining a consistent overall appearance of the Project and shall be strictly enforced.

2.       SIGNAGE.  As used  herein.  Signage  shall mean any signs,  advertising placards,  banners, pennants, names, insignias,  trademarks,  balloons, flags, decals or other decorative or descriptive  material installed on the Project.

3.       TENANT   RESPONSIBILITY.   Tenant,  at  its  sole  expense,   shall  be
         responsible  for any  Signage it requires  at the  Premises,  including conforming with these Sign Criteria and all applicable laws,  obtaining required permits, installing, maintaining and removing such Signage, as well as restoring  the Premises to Landlord's  satisfaction  after such
         Signage is removed.

4.       APPROVED  CONTRACTOR.  Tenant  shall  contract  with  a  professionally licensed sign company approved by Landlord for the design,  fabrication and installation of Tenant's Signage.

5.       LANDLORD  APPROVAL  REQUIRED.  Tenant shall obtain  Landlord's  written approval  prior to the  installation  or removal of any  Signage on the
         Premises.  Prior to Tenant's Signage installation,  Tenant shall submit to Landlord for its review and approval,  a scaled  drawing of Tenant's proposed Signage  including  colors,  construction  details,  method of attachment,  electrical loads and electrical  plans. Any sign installed without the prior approval of Landlord will be brought into  conformity or removed at Tenant's expense.

6.       PERMITTED SIGNAGE. Tenant shall be permitted  Identification Signage at
         Tenant's main  entrance  displaying  Tenant's  business  name,  type of business and/or logo only.  Tenant shall also be permitted  Information
         Signage  at  Tenant's  main  entrance   displaying  Tenant's  hours  of
         operation  and such other  information  approved by Landlord.  Landlord shall designate the specific location of Tenant's Signage.

7.       SIGN  SPECIFICATIONS.  All Tenant  Signage shall comply with these Sign
         Criteria and the Sign Specifications attached hereto as Exhibit C-1.

8.       INSTALLATION. Tenant shall notify Landlord prior to the installation of any Signage.  Tenant or its  contractor  shall repair any damage to any property caused by such installation work.

9.       MAINTENANCE.   Tenant  shall  be  solely  responsible  for  the  proper
         maintenance of its Signage, including illumination. Landlord may repair or maintain  Tenant's Signage,  at Tenant's expense,  if Tenant has not commenced  required  maintenance  of its signage  within ten days after receipt  of  written  notice  from  Landlord  informing  Tenant of such required repairs or maintenance.

10.      REMOVAL.  Tenant shall remove all of its Signage upon the expiration or early  termination of the Lease.  Tenant shall notify Landlord prior to such removal. Landlord, at Tenant's expense, shall repair any damage to the building required as a result of Tenant's sign removal.

11.      INTERIOR SIGNAGE.  Except as provided herein, no signs visible from the exterior of the  Premises  shall be  permitted  in the  interior of the
         Premises without Landlord's consent.

12.      VEHICLE SIGNS.  Without restricting Tenant's right to park its delivery or other vehicles used in the normal course of business on the Project, no signs may be  affixed  to any  vehicles  or  trailers  parked on the
         Project that advertise promotions or direct customers to the Premises.

13.      PROHIBITED  SIGNS.  Signs  consisting  of moving,  swinging,  rotating, flashing,  blinking,  scintillating,  fluctuating or otherwise animated light are prohibited.  Off-premise  signs or any sign installed for the purpose of advertising a product, event, person, or subject not related to the premises upon which said sign is located are prohibited, without written consent of the Landlord.

14.      NO EXCEPTIONS.  Except as provided herein, no Signage shall be affixed, without Landlord's prior approval,  anywhere on the Project,  including but not limited to on the glass,  in the window area or on the exterior walls of the building, landscaping areas, sidewalks or the driveways or parking areas of the Project.

15.      CHANGES.  These Sign Criteria are subject to change by Landlord. In the event  Landlord  changes the Sign  Criteria for the Project  during the term of this Lease,  Landlord may update Tenant's Signage in compliance with the new Sign Criteria provided that any costs associated with such change shall be at Landlord's sole expense.

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                                   EXHIBIT C-1
                               SIGN SPECIFICATIONS

                         PATRICK AIRPORT BUSINESS CENTER

These sign criteria have been  established  for the purpose of  maintaining  the overall appearance of Patrick Airport Business Center.

IDENTIFICATION SIGNAGE

1.       Signs  shall be made from  high-density  foam cut  letters  with  black fascia  with  black  sides in a font style to be  specified  by Tenant.
         Signs will be glue  adhered to the  concrete  face of the building in a location to be designated by Landlord.

2.       The letter  style,  wording and logo shall be submitted to Landlord for approval.

3.       The maximum sign dimensions, including Tenant's logo, shall be 2' 6" in height  and 9' 0" in length.  The sign  and/or  logo shall be  centered within the center panel above the main entrance. Letters and logo shall have a depth of 2" to 2 !4".

4.       No electrical signs shall be permitted.

5.       Following,  for the  purpose  of  reference  only,  is an  example of a typical to-scale sign layout.

INFORMATION SIGNAGE

1.       Tenant's  information  signage  shall  only be  installed  in the  area designated  by Landlord on the door or  storefront  of the  building at
         Tenant's main entrance.

2.       Tenant's  Information  signage shall consist of white vinyl letters not to exceed 2" in height.

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                                    EXHIBIT E

                              RULES AND REGULATIONS

Except as otherwise  provided in the Multi-Tenant Lease to which this exhibit is attached, the following rules and regulations shall apply:

1)   The sidewalk,  entries and driveways of the Project shall not be obstructed by Tenant or its agents or used by them for any purpose  other than ingress and egress to and from the Premises.

2)   Tenant shall not place any objects,  including antennas, outdoor furniture, etc., in the parking areas,  landscaped areas or other areas outside of its
     Premises or on the roof of the Project.

3)   Except for seeing-eye dogs or service animals,  no animals shall be allowed in the offices, halls or corridors in the Project.

4)   Tenant  shall  not  disturb  the  occupants  of the  Project  or  adjoining buildings by the use of any radio or musical instrument or by the making of loud or improper noises.

5)   If Tenant desires telegraphic,  telephonic or other electric connections in the Premises, Landlord or its agent will direct the electrician as to where and how the wires may be introduced and, without such direction,  no boring or cutting of wires will be permitted.  Any such installation or connection shall be made at Tenant's expense.

6)   Tenant  shall not  install or operate  any steam or gas engine or boiler or carry on any  mechanical  business in the Premises  except as  specifically approved  in the  Lease.  The  use of oil,  gas or  flammable  liquids  for heating, lighting or any other purpose is expressly prohibited.  Explosives or other  articles  deemed  extra  hazardous  shall not be brought into the
     Project.

7)   Parking any type of recreational vehicles is specifically  prohibited on or about the  Project.  No vehicle of any type shall be stored in the  parking areas at any time. In the event a vehicle is disabled,  it shall be removed within 48 hours. There shall be no "For Sale" or other advertising signs on or about any parked  vehicle.  All vehicles  shall be parked in  designated parking areas in conformity with all signs and other markings.  All parking will be open parking;  numbering or lettering of individual spaces will not be permitted except as specified by Landlord.

8)   Tenant shall  maintain the premises  free from  rodents,  insects and other pests.

9)   Landlord reserves the right to exclude or expel from the Project any person who, in  Landlord's  judgment,  is  intoxicated  or under the  influence of liquor or drugs or who shall in any manner do any act in  violation  of the
     Rules and Regulations of the Project.

10)
     a.   Tenant  agrees that all Tenant's  trash and rubbish shall be deposited in  receptacles  and that  Tenant  shall not cause or permit any trash
          receptacles  to  remain  outside  the  building.   All  movable  trash
          receptacles  provided by the trash disposal firm for the Premises must be kept in the  trash  enclosure  areas,  if any,  provided  for  that
          purpose.   In  the  event  Landlord   provides  or  designates   trash
          receptacles, Tenant agrees, at its own cost and expense, to cause such receptacles  to be emptied  and trash  removed.  Tenant  agrees to bag trash before  depositing  it in the  authorized  trash area.  Landlord reserves the right to contract  for trash  removal and bill Tenant for said service.

     b.   Tenant  shall not cause any  unnecessary  labor by reason of  Tenant's carelessness  or  indifference  in the  preservation of good order and cleanliness.  Landlord shall not be responsible to Tenant for any loss of property on die Premises, however occurring, or for any damage done to the  effects of Tenant by the  janitors  or any other  employee  or person.

11)  Tenant shall give Landlord prompt notice of any defects in the water,  lawn sprinkler,  sewage,  gas pipes,  electrical  lights and  fixtures,  heating apparatus or any other service equipment affecting the Premises

12)  Tenant shall not permit  storage  outside the Premises  including,  without limitation,  outside  storage  of trucks and other  vehicles  or dumping of waste or  refuse  or  permit  any  harmful  materials  to be  placed in any drainage or sanitary system or trash receptacle in or about the Premises.

13)  No auction,  public or private,  will be  permitted  on the Premises or the
     Project.

14)  No awnings shall be placed over the windows in the Premises except with the prior written consent of Landlord.

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15)  The Premises shall not be used for lodging,  sleeping or cooking or for any immoral or illegal Purposes or for any purpose other than that specified in the Lease.

16)  Tenant  shall  ascertain  from  Landlord the maximum  amount of  electrical current  that can safely be used in the  Premises,  taking into account the capacity of the  electrical  wiring in the Project and the Premises and the needs of other  tenants  and shall  not use more  than such safe  capacity.
     Landlord's  consent to the  installation  of electric  equipment  shall not relieve Tenant from the obligation  not to use more  electricity  than such safe capacity.

17)  Tenant assumes full  responsibility for protecting the Premises from theft, robbery and pilferage.

18)  Tenant  shall not  install or  operate on the  Premises  any  machinery  or mechanical  devices of a nature not directly  related to Tenant's  ordinary use of the Premises and shall keep all such  machinery  free of  vibration, noise and air waves which may be transmitted beyond the Premises.

                                       20